Investor Presentation August 2022

Disclaimer Forward Looking Statements This presentation includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “preliminary,” “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “predict,” “potential,” “guidance,” “approximately,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations. These statements are based on various assumptions and on the current expectations of The Oncology Institute, Inc. (“TOI”) and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of TOI. These forward-looking statements are subject to a number of risks and uncertainties, including the outcome of judicial and administrative proceedings to which TOI may become a party or governmental investigations to which TOI may become subject that could interrupt or limit TOI’s operations, result in adverse judgments, settlements or fines and create negative publicity; changes in TOI’s clients’ preferences, prospects and the competitive conditions prevailing in the healthcare sector; the risk that any required regulatory approvals could adversely affect TOI; failure to continue to meet stock exchange listing standards; the impact of COVID-19 on the TOI’s business; those factors discussed in the documents of TOI filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that TOI does not presently know or that TOI currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect TOI’s, plans or forecasts of future events and views as of the date of this press release. TOI anticipates that subsequent events and developments will cause TOI’s assessments to change. TOI does not undertake any obligation to update any of these forward-looking statements. These forward-looking statements should not be relied upon as representing TOI’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements Financial Information; Non-GAAP Financial Measures Some of the financial information and data contained in this presentation, such as Adjusted EBITDA, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). TOI believes that the use of Adjusted EBITDA provides an additional tool to assess operational performance and trends in, and in comparing our financial measures with, other similar companies, many of which present similar non-GAAP financial measures to investors. TOI’s non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. The presentation of non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial measures determined in accordance with GAAP. The principal limitation of Adjusted EBITDA is that it excludes significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. Because of the limitations of non-GAAP financial measures, you should consider the non-GAAP financial measures presented in this presentation in conjunction with TOI’s financial statements and the related notes thereto 2

TOI Investment Highlights 3 1. Oncology is a Large and Growing Market 2. Today’s Care Delivery System is Broken and Does Not Address Quality and Cost Issues 3. TOI is the First Mover Disrupting Oncology Care with a Unique Value-Based Model 4. Our Technology Platform is the First to Standardize and Align Care Delivery at Scale 5. We Have Proven Our Model with New Market Exportability 6. Our Future Growth and New Market Entry is Predictable, Repeatable and Scalable 7. We have Tremendous Near Term and Long-Term Growth Opportunities in Front of Us

Rising Cost of Oncology Care is a Massive Problem in the U.S. 4 U.S. Oncology Spend Growth Continues to Accelerate 18% of U.S. GDP and rising 2x spent per person compared to OECD average Yet, U.S. incidence of chronic illness and longevity are worse than average Healthcare is Unaffordable and Inefficient in the U.S. Massive Market with Accelerating Growth Driven by Misalignment, Complex and Variable Clinical Pathways and High-Cost Drugs $200bn+ estimated 2020 U.S. oncology spend 11 – 14% CAGR U.S. Oncology drug spending growth in the next four years 9.5% of U.S. adults have been diagnosed with cancer Sources: Cancer Epidemiology, Biomarkers & Prevention – American Association For Cancer Research, July 2020; National Center for Health Statistics; IQVIA Institute; National Health Expenditure Data – CMS; Spending on Health: Latest Trends – OECD, June 2018.

We Are Disrupting the Status Quo in Cancer Care 5 Our Disruptive Value-Based Oncology CareToday’s Traditional Fee-for-Service Oncology Care  Incentivized by quality  Incentivized to use high-value therapies  Physician compensation model aligned to quality and patient satisfaction  Practice tailored to address individualized patient needs  Supported by patient and payors  Aligned to support appropriate transitions to palliative and hospice care × Incentivized by volume × Incentivized to use high-cost therapies × Physician compensation model aligned to high cost × Practice tailored to profit × Supported by drug manufacturers and distributors × No incentives to utilize appropriate care transitions      Our Healthcare System is Being Rebuilt with New Value-Based Care Models ×

$66 $270 2016A 2022B(3) We are a Leading Value-Based Oncology Care Platform 6 160+ Clinical Trials Giving Patients Cutting Edge Treatment Access ~51K Unique Patient Encounters in 2021 Who We Are Relationships with Leading Payors and Risk-Taking Providers Our Growth (Revenue, $ millions) 26.4% CAGR 4.1x 2016 Revenue (2) ~230K Patient Visits in 2021 >25% Reduction in Healthcare Costs(1) ~1.7 Lives Served Under Capitation 13 Current Markets >50% Revenue Generated from Value-Based Agreements in 2021 55 Locations in Five States 93 Oncologists and Mid- levels Note: (1) Compared to average medical oncology spend in our primary geographies (2) Based on cash basis unaudited financials (3) $270M is low-end 2022 guidance. Guidance herein is as of August 9, 2022 only

TOI is a Leading Value-Based Oncology Care Practice that is Aligning both Physicians and Payors with Incentives to Simultaneously Enhance Quality and Lower Costs Aligned with physicians, practice-based models are incentivized to over prescribe expensive therapeutics and over utilize care which results in higher costs Aligned with payors, benefit managers seek to change provider behavior which has limited success and typically results in an antagonistic relationship with physicians Traditional Care Our Value-Based Oncology Care Model is Disrupting the Market 7 Physician Practices Benefits Managers

Our Results are Peer-Reviewed and Published 8 Highly Effective in Delivering Quality, Value-Based Oncology Care > 25% Lower median total healthcare costs from diagnosis to death 75% Fewer Emergency Department visits in the last month of life 40% Fewer acute care facility deaths 14% Improvement in Patient Satisfaction 30% Lower inpatient admissions Study on TOI Patient Population Conducted by Researchers at Stanford University

Our Patient-Centric Focus Drives High Levels of Satisfaction 9 Highly Satisfied Patient Base Supports Care Delivery Model While Strengthening Payor Relationships Thousands of same-day patient surveys via text and email. Survey feedback loop to operations managers drives service excellence. “Thank you all for helping me through this life test…From the front desk to the specialist – when it comes to cancer, you are all needed and appreciated; your kindness and selflessness makes a world of difference to the patients and their families.” “Awesome place, from the support staff and Dr. Morrison. He was the BEST! Would highly recommend this clinic to everyone who needs it.” – Lynwood Clinic Patient – Downey Clinic Patient “I am very thankful and happy to have found his group. Dr. Baghian and staff are kind, compassionate, and knowledgeable. Everyone I have interacted with has made me feel as though they truly care about making sure I receive quality care in a timely manner. Exceptional!” – Riverside Clinic Patient Overall survey average 4.5/5 across all sites over 12 months.

Sources: Lay Healthcare Worker Led Cancer Screening Interventions and the Effect on Patient-Reported Satisfaction, Health Status, Healthcare Use, and Total Costs; Journal Of Oncology Practice; August 16, 2019. Note: (1) Compared to average Per Member Per Month costs in our primary geographies. >25% Reduction in Spend(1) We Use Multiple Levers to Reduce Cost of Care Experience in relatively low- cost California market Treatments High-Value Cancer Care Program Palliative and Hospice Collaboration  Reduce practice pattern variability  Access to clinical trials in the community  Vertical integration of dispensary and scaled drug purchasing  Algorithm driven action plan  24/7 Health Care Coach  Patient education and engagement  Providers trained in advanced care planning  Close coordination between network providers 10 Where We Focus Savings

Proven Portability with Rapidly Expanding Footprint 11 California (Lancaster) (Rancho Mirage) Nevada FloridaArizona 41 Clinics & 75+ Hospital Affiliations 6 Clinics & 9 Hospital Affiliations3 Clinics & 12 Hospital Affiliations4 Clinics & 6 Hospital Affiliations Note: Map does not include recently announced Fresno acquisition Texas . 1 Clinic & 1 Hospital Affiliations

Our Care Model is Hard to Replicate 12 TOI has Developed Many Highly Specific and Difficult to Replicate Capabilities that Collectively Comprise our Competitive Moat Physician Recruiting Tech-enabled Care Pathways Delivered in Community Setting Clinical Trials Clinical Culture Care Management Integration of Palliative Care and Hospice Coding Accuracy

Our Technology Platform is Purpose Built for Oncology Care 13 1. Collect Work with health plans and primary care doctors on front- end collection of extensive patient data sets 3. Apply Use results from our data analysis to dictate appropriate care pathways 2. Analyze Leverage proprietary algorithms and data science to refine relevant clinical care pathways Key attributes Actionable Efficient Scalable Flexible • Heavily customized where unique to TOI model; leverage vendor-partner solutions where needs are common • Integrations across systems enable workflows, ensure seamless experience and consistent tracking and reporting • Proprietary custom-built regimens and pathways embedded into EHR • Full availability of practice data enables analytic insights and data-sharing collaborations • Cloud-based application set deployed readily and managed centrally, supporting rapid expansion • No limitation on number of sites or clinicians; supports roles in clinic, regionalized/centralized, or nearshore/offshore • Supports different contract structures and lines of business, regional flexibility as needed • Workflow and analytics tools built to be quickly iterated, vendor-partnerships include custom feature development

Strong Unit Economics Drives Increasing Profitability 14 Embedded Gross Margin Expansion Potential as TOI Scales Margin Expansion Drivers TOI Pod(2) Gross Margin vs. % Value-Based Visits Value-Based Volume Mix: As our mix of value-based revenue increases our margins are expected to improve; pods today with highest mix of value-based contract achieve 30%+ margins Provider Utilization: Margins expected to improve as 1) Provider productivity increases in maturing clinics 2) The ratio of APPs(1) to MDs increases Market Dynamics: Certain expansion markets have higher- cost fee-for-service oncology, therefore we believe TOI can deliver better value and savings to our customers and capture higher margins 1 2 3 Note: (1) Advanced Practice Providers (APPs) include Physician Assistants and Nurse Practitioners; (2) Each pod is an operational unit consisting of 2-5 clinics, grouped together based on geographic proximity and visit volume. This analysis was performed in 2020. 10% 15% 20% 25% 30% 35% 40% 20% 30% 40% 50% 60% 70% 80% 90% Po d Gr os s M ar gi n Pod % Value-Based Visits

Strong Unit Economics Provide the Foundation of Future Growth 15 -10% -5% 0% 5% 10% 15% 20% 25% 30% (1,000) (500) - 500 1,000 1,500 2,000 2,500 3,000 Year 1 Year 2 Year 3 Year 4 Year 5 G ro ss M ar gi n EB IT DA ($ 00 0s ) Denovo EBITDA Acquisition EBITDA Denovo Gross Margin Acquisition Gross Margin Illustrative New Market Ramp Acquisition CAGR (Top-line): 18% DeNovo CAGR (Top-line): 53% Acquisition EBITDA accretive: Year 1 Conversion to Capitated Contracts by year 4: enabling Gross Margins >25% New Markets launch with FFS + Gainshare Note: Actual results may vary materially

16 We Are Shifting the Market to Value-Based Oncology Care We Are Shifting the Market to Value-Based Oncology Care Oncology Spend is a Major Pain Point for Value-Based Primary Care Illustrative Value Based Primary Care Group Funds Flow PMPM from CMS to MA Plans % Retained by MA Plans % Paid to Primary Care Group TOI Reduces Oncology Care Spend Primary Care Group Profit Oncology Expense TOI is a Market Leader in Value-Based Oncology Care • Growth in value-based primary care propels TOI’s growth • Value-based payments comprised of 36% of healthcare spending in 2018 vs. 20% in 2014 • Since 2013, Humana has increased PCPs within value-based arrangements by 145% • Primary / preventative care only encompasses less than 3% of Medicare spend; vast majority of spend occurs outside of primary care clinics Sources: American Society of Clinical Oncology; Cancer Epidemiology, Biomarkers & Prevention – American Association For Cancer Research, July 2020; Global Market Insights; IQVIA Institute; Wall Street research. Note: MA = Medicare Advantage.

Multiple Levers to Sustain Long Term Growth Trajectory Service Expansion Expand Scope and Diversify Service Offering  Build comprehensive portfolio of ancillary services  Radiation Oncology  Pharmacy  Clinical trials  MSO services  Data monetization Existing Markets Continue Driving Growth in Lives and Partnership Expansion  New contracts  Expand covered lives  New clinics & providers  Improve unit economics  Medicare direct contracting New Markets Well-Honed TOI Model Enables Quick Scaling in New Markets  Establish presence in new markets  Highly attractive market dynamics  Value-based care transition for physicians M&A Opportunities Leverage Pipeline and M&A Expertise to Drive Accretive Growth  Successful acquisition track record  Scalable platform  Highly effective M&A playbook 17 TOI represents 0.01% of the U.S. Oncology Market providing substantial growth opportunity

Financial Overview 18

2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018(2) 2019 2020 2021 2022(3) $1 $10 $17 $26 $29 $38 $41 $42 $48 $64 $74 $113 $155 $188 $203 $270 19 TOI Founded 1st Value- Based Contract Clinical Trials Established AZ TXNV FLCA Downey & Whittier, CA NVAZ FL,CA Dispensary Opening Patients Served 42.7% Revenue CAGR CA New State Entry  Private Equity Investment  1st Gainshare Contract Revenue(1) and Milestone Timeline  1st Outpatient Stem Cell  50th Clinic  D-SPAC Notes: (1)2007-2017 revenue is cash basis, unaudited and pertains to the Predecessor entity only (2)Predecessor revenue of $76M; Successor revenue of $37M (3)$270M is low-end 2022 guidance; guidance herein is as of August 9, 2022, only TOI welcomed as first cohort of OCM participants Over 10K patients cared for

Diversified Business Model with Multiple Drivers of Revenue Growth and Margin Expansion



Diverse Line of Business
Patient Care (Medical and Radiation Oncology)
Drug Dispensing
Clinical Trials
Data Monetization
Management Services
Products Covered
Medicaid
Medicare
Commercial
Revenue Model
Capitation
Gainshare
VBC
Fee-for-Service
Geographic Diversity
Currently in five states
Varying degree of managed care adoption
Oncology provider landscape driving significant cost variation
Multiple Levers to Drive Top Line Growth and Margin Expansion
Clinics
Legacy / Same Store
Acquisition
De Novo
New VBC Contracts
Capitation Contracts
Gainshare Contracts
Productivity
MD Productivity
MD / APP Pairing
Technology and Process Excellence

The Oncology Institute of Hope & Innovation
20

Value Driven Highly Attractive Economic Model

Illustrative Economic Model



Payor Contracts
Provider Contracts
Pool of lives managed by TOI
Unmanaged or Under-managed Oncology Market
1
FFS Driven; High Cost for Payors and Risk-Taking Providers
TOI saves payors 25%+ of medical oncology costs
2
TOI Preferred / Exclusive Provider with Lower Cost Capitated Contracts
TOI captures a 20% – 40% margin on contracts
3
TOI Delivers High Quality / Low-Cost Care
Payor Costs without TOI
Payor Costs with TOI
TOI Cost to deliver care

Margin

- **Full Risk Contract:** TOI takes full upside and downside risk
- **Gainshare:** TOI receives portion of savings from payor / at risk provider partners

The Oncology Institute of Hope & Innovation

Note: Actual results may vary materially

21

Gain Share Contracts 22 • Gain share contracts offer payors an alternative to full capitation, with incentives for TOI to drive reductions in cost of care and improvements in quality of care • Typically structured with an upside-only share of savings generated on patients seen by TOI relative to a benchmark • Creative solution for risk-bearing primary care groups that aren’t delegated for contracting • Can include quality incentives for TOI to further improve patient care and lower overall cost • Acts as a steppingstone to a broader capitation relationship as TOI demonstrates the value of its model of care TOI Earns % of Savings x Eligible Members TOI Can Earn Additional Incentives by Achieving Quality Measures Gain Share Contracts Offer TOI an Entry Point with Payors in New Markets Illustrative Gain Share Contract Structure Benchmark Spend Savings Relative to Benchmark Spend on TOI Eligible Members

Proven economic model shows 30+% Gross Margins in Mature, Value-Based driven markets 23 Same Store Markets Established Value-Based Partnerships Continued Strategic Growth Same-Store Gross Margin 30+% Overall Gross Margin 20+% Growth Markets Recently opened markets Launched in partnership with national value-based primary care groups Ramping Gross Margins

Historic growth supports continued scale to drive increased revenue…. 24 1.1 1.3 1.6 2019 2020 2021 19.3% 19.7% 20.1% 2019 2020 2021 $155 $188 $203 2019 2020 2021 New Value-Based Contracts – +9 contracts, +545k lives New Markets – 4 (in 2 states) New Clinics – 6 Acquisitions, 8 DeNovo    2019-2021 GrowthRevenue ($ in millions) Gross Margin % Capitated Lives (in millions)

….Benefits of scale go beyond top line 25 Corporate G&A Efficiencies Provider Productivity Reduced Drug costs % Margins TOI’s growth allows us to scale our infrastructure, driving better margins due to lower drug costs, and more efficient providers – all leading to more savings for our payor partners and patients

Capital Deployment Strategy fueled by recent $110 million strategic investment by Deerfield Management 26 Acquisitions De Novo Growth Working Capital (predominantly funding A/R) Operating Losses Adjusted EBITDA and Net Income Profitability projected in 2024

2022 Guidance 27 Updated Guidance Drivers • Strong year-over-year revenue and lives growth expected • Continued focus on pipeline execution and network expansion to deliver care under value-based contracts • Growth in California and new market penetration in Florida and Texas • Gain sharing contracts and higher mix of FFS-reimbursement is expected to produce lower revenue and gross profit • TOI’s public company costs are higher than initially projected, mainly due to D&O insurance cost 2022 Guidance Revenue $270 to 310 million, representing approximately 33% to 53% growth over 2021 revenue Gross Profit $50 to 60 million Adjusted EBITDA $(20) to (25) million Lives at Year End 1.75 million to 2.0 million lives, representing approximately 9% to 25% growth over year-end 2021 lives Note: Our achievement of the anticipated results is subject to risks and uncertainties, including those disclosed in our filings with the SEC. The outlook does not take into account the impact of any unanticipated developments in the business or changes in the operating environment, nor does it take into account the impact of our acquisitions, dispositions or financings during 2022. Our outlook assumes a largely reopened global market, which would be negatively impacted if closures or other restrictive measures persist or are reimplemented. Guidance herein is as of August 9, 2022, only.

Key Takeaways 28 Key Takeaways Early Market Leader in Large and Growing Market Proven Economic Model with Imbedded Scalability Well Capitalized, with Disciplined Deployment Strategy Our growth enables high-quality, affordable care for more patients

Historical Financials 29

Historical Financials

($ in thousands)

		For Three Months Ended				For Three Months Ended		For Year Ended	
		Mar 31, 2021	Jun 30, 2021	Sept 30, 2021	Dec 31, 2021	Mar 31, 2022	Jun 30, 2022	Dec 31, 2020	Dec 31, 2021
Revenue	Patient services								
	Capitated revenue	$ 12,330	$ 12,897	$ 14,124	$ 14,934	$ 14,516	$ 13,944	$ 37,381	$ 54,285
	FFS revenue	17,292	16,889	18,843	16,765	20,541	25,165	79,436	69,789
	Subtotal	29,622	29,786	32,967	31,699	35,057	39,109	116,817	124,074
	Dispensary	17,618	17,782	17,918	19,232	18,679	20,218	63,890	72,550
	Clinical trials & other	1,340	2,276	1,390	1,373	1,425	1,594	6,808	6,379
	Total operating revenue	48,580	49,844	52,275	52,304	55,161	60,921	187,515	203,003
Expenses	Operating expenses								
	Direct costs – patient services	23,086	23,574	25,391	27,350	27,378	32,875	95,747	99,401
	Direct costs – dispensary	15,123	15,237	15,279	16,463	15,324	16,754	53,907	62,102
	Direct costs – clinical trials & other	169	143	182	158	137	150	982	652
	Selling, general and administrative expense	11,178	11,212	12,729	48,246	29,806	28,348	41,898	83,365
	Depreciation and amortization	777	794	850	920	987	1,098	3,178	3,341
	Total operating expenses	50,333	50,960	54,432	93,136	73,632	79,225	195,712	248,861
Income (Loss)	**Loss from operations**	(1,753)	(1,116)	(2,157)	(40,832)	(18,471)	(18,304)	(8,197)	(45,858)
	Other non-operating expense (income)								
	Interest expense	101	81	78	60	74	61	347	320
	Change in fair value of derivative warrant	-	-	-	(3,686)	1,461	(2,065)	-	(3,686)
	Change in fair value of earnout liabilities	-	-	-	(24,891)	(39,440)	(10,800)	-	(24,891)
	Gain on debt extinguishment	-	(5,186)	-	229	(183)	-	-	(4,957)
	Other, net	(1,076)	4	(54)	80	151	(15)	6,271	(1,046)
	Total other non-operating income	(975)	(5,101)	24	(28,208)	(37,937)	(12,819)	6,618	(34,260)
	Income (loss) before provision for income taxes	(778)	3,985	(2,181)	(12,624)	19,466	(5,485)	(14,815)	(11,598)
	Income tax (expense) benefit	(218)	(780)	(799)	2,468	(180)	32	493	671
	Net (loss) income	(996)	3,205	(2,980)	(10,156)	19,286	(5,453)	(14,322)	(10,927)
	Adjusted EBITDA[1]	**69**	**343**	**110**	**(5,346)**	**(5,184)**	**(6,867)**	**5,773**	**(4,824)**

Note: (1) Adjusted EBITDA is a non-GAAP measure. For a discussion and reconciliation to the nearest GAAP measure please see Slide 31 of this presentation.

The Oncology Institute of Hope & Innovation

30

Adjusted EBITDA Reconciliation

The Company includes adjusted EBITDA because it is an important measure upon which our management uses to assess the results of operations, to evaluate factors and trends affecting the business, and to plan and forecast future periods.

Adjusted EBITDA is "non-GAAP" financial measure within the meaning of Item 10 of Regulation S-K promulgated by the SEC. Management believes that this measure provides an additional way of viewing aspects of the Company's operations that, when viewed with the GAAP results, provides a more complete understanding of the Company's results of operations and the factors and trends affecting the business. However, non-GAAP financial measures should be considered a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with U.S. GAAP. Non-GAAP financial measures used by management may differ from the non-GAAP measures used by other companies, including the Company's competitors. Management encourages investors and others to review the Company's financial information in its entirety, not to rely on any single financial measure.

The following table provides a reconciliation of net income (loss), the most closely comparable GAAP financial measure, to Adjusted EBITDA:

(in thousands)	Three Months Ended March 31, 2021	Three Months Ended June 30, 2021	Three Months Ended Sept 30, 2021	Three Months Ended Dec 31, 2021	Three Months Ended March 31, 2022	Three Months Ended June 30, 2022	Year Ended December 31, 2020	Year Ended December 31, 2021
Net (loss) income	$ (996)	$ 3,205	$ (2,980)	$ (10,156)	$ 19,286	$ (5,453)	$ (14,322)	$ (10,927)
Depreciation and amortization	777	794	850	920	987	1,098	3,178	3,341
Interest expense	101	81	78	60	74	61	347	320
Income tax expense	218	780	799	(2,468)	180	(32)	(493)	(671)
Board and management fees	106	102	106	239	45	62	620	553
Non-cash addbacks	(13)	(5,728)	99	527	197	108	11,972	(5,115)
Share-based compensation	42	51	59	24,383	8,552	6,515	151	24,535
Change in fair value of liabilities	-	-	-	(28,577)	(37,979)	(12,865)	-	(28,577)
Practice acquisition-related costs	90	107	71	208	422	111	374	476
Consulting and legal fees	387	543	221	675	655	1,144	1,495	1,826
Other, net	(643)	408	807	1,120	953	1,634	2,451	1,692
Public company transaction costs	-	-	-	7,723	1,444	750	-	7,723
Adjusted EBITDA	$ 69	$ 343	$ 110	$ (5,346)	$ (5,184)	$ (6,867)	$ 5,773	$ (4,824)

The Oncology Institute of Hope & Innovation

31